UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 15, 2009

CONVERTED ORGANICS INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33304	204075963
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7A COMMERCIAL WHARF WEST, BOSTON, Massachusetts		02110
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	617-624-0111

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On July 15, 2009, Converted Organics Inc. ("we" or "our") entered into a Securities Purchase Agreement with an institutional investor. Pursuant to the Securities Purchase Agreement, we agreed to issue to the investor: (a) 1,961,000 shares of our common stock at $1.02 per share; and (b) warrants to purchase an additional 585,000 shares of our common stock at an exercise price of $1.25 per share ("Warrants"). The Warrants may be exercised commencing January 15, 2010 until July 15, 2014. We expect the offering close on or about July 16, 2009.

Chardan Capital Markets, LLC, as placement agent, acted on a best efforts basis for the offering and will receive a placement fee equal to $121,948.50.

We are making the offering and sale of the above shares and Warrants pursuant to a shelf registration statement on Form S-3 (Registration No. 333-158784) declared effective by the Securities and Exchange Commission on May 19, 2009, and a base prospectus dated as of the same date, as supplemented by a prospectus supplement to be filed with the Securities and Exchange Commission on July 16, 2009.

The descriptions of terms and conditions of the Securities Purchase Agreement and Warrant set forth herein do not purport to be complete and are qualified in their entirety by the full text of the form of Securities Purchase Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference and the form of the Warrants, which is attached hereto as Exhibit 4.1 and incorporated by reference herein.

A copy of the press release making the announcement of the offering is filed herewith as Exhibit 99.1 and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

4.1 Form of Warrant
5.1 Opinion of Cozen O’Connor
10.1 Form of Securities Purchase Agreement dated July 15, 2009
23.1 Consent of Cozen O’Connor (included in its opinion filed as Exhibit 5.1 hereto)
99.1 Press Release dated July 16, 2009.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONVERTED ORGANICS INC.

July 16, 2009	By:	/s/ Edward J. Gildea

Name: Edward J. Gildea
Title: President and CEO

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Exhibit Index

Exhibit No.	Description

4.1	Form of Warrant
5.1	Opinion of Cozen O'Connor
10.1	Form of Securities Purchase Agreement dated July 15, 2009
23.1	Consent of Cozen O'Connor (included in its opinion filed as Exhibit 5.1 hereto)
99.1	Press Release dated July 16, 2009